Slide 1

Investor Presentation
Spring 2005

Slide 2

Safe Harbor

Special Note: Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: Except for historical information contained herein, the statements made in this release constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements involve certain risks and uncertainties, including statements regarding the company's strategic direction, prospects and future results. Certain factors, including factors outside of our control, may cause actual results to differ materially from those contained in the forward- looking statements, including economic and other conditions in the markets in which we operate, risks associated with acquisitions, competition, seasonality and the other risks discussed in our Form 10-K and our other filings made with the Securities and Exchange Commission, which discussions are incorporated in this release by reference.

Slide 3

Company Overview

▪

Cord Blood America cryogenically preserves umbilical cord blood stem cell preservation for expectant parents and their children

▪

Positioned as the premiere full-service privately banked umbilical cord blood collection company:

-

Medical Collection Kits

-

Medical Courier Services

-

Testing, Processing and Storage with our contracted laboratory

-

24/7 patient response and customer support

-

Licensed by all accrediting venues

-

Pharmastem licensed (patent license)*

*

Cost $240 per collection.  Some companies are fighting the legitimacy of the patent, but have been unsuccessful to date.

Slide 4

Significant Events

▪ Cord Blood founded and commenced operations	Jan 2003
▪ Customer base exceeded 300	Feb 2004
▪ Completed reverse merger	Mar 2004
▪ Received effective registration	Oct 2004
▪ Acquired Rainmakers International	Feb 2005
▪ Entered into $5,000,000 Equity Line of Credit	Mar 2005
- Draw-downs issued at a 2% discount on a 5-day VWAP
- Drawn-down $1.1 million as of July 2005
▪ Acquired Family Marketing	Apr 2005
▪ Customer base exceeded 1,200	Jun 2005

Slide 5

Key Facts

Symbol	OTC BB:CBAI
Corporate Headquarters	Los Angeles, CA
Stock Price (7/20/05) and 52-Week Range	$0.49 || $0.09 to $1.50
Basic and Fully Diluted Shares (3/31/05)	34,833,031 || 37,022,473
Float	7,800,000
Market Cap (Fully Diluted)(6/28/05)	$18,141,012
Volume (daily 90-day average)	432,000
Cash Balance (3/31/05)	$81,685
Debt (3/31/05)	$954,991
Employees and Insider Ownership Shares	62 % of fully diluted
Institutional Ownership Shares	5 % of fully diluted
Full-time Employees	15
Fiscal Year	December 31st
Accounting Firm	Tedder, James & Worden

www.cordpartners.com and www.cordblood-america.com

Slide 6

Management & Board

Management

▪

Matthew Schissler, CEO

▪

Stephanie Schissler, COO

▪

Sandra Smith, CFO

▪

Laura Fitzpatrick, VP of Sales

▪

Noah Anderson, CTO

▪

Joseph Vicente, Pres. of Cord Blood America Professional Services

Board of Directors

▪

Matthew Schissler, Chairman

▪

Stephen Weir*

▪

J oseph Vicente

▪

Gayl Rogers Chrysler*

▪

Looking to fill by Aug. 2005*

* Independent Directors

Slide 7

Life Giving Stem Cells

▪

Stem cells are cells with no identity

▪

Free from Controversy

▪

Umbilical Cord Blood Stem cells can assume the identity of other cells (differentiation)

Slide 8

Adult Stem Cell Sources

Cord Blood	Bone Marrow	PBSC*
Rapid Availability Inexpensive $1.5-$2K No donor attrition No risk or discomfort to donor Rare contamination by viruses Lower risk of graft versus host disease (GVHD)	Tedious Donor Search Expensive $75-$100K Painful procedure for donor More likely to be contaminated Higher risk of GVHD	Time commitment (3 day procedure) Expensive $6K+ Risk of Lung Damage Risk of Kidney Damage Higher risk of GVHD

* Peripheral Blood Stem Cell

Slide 9

Current Applications and Potential

Applications	Potential
• Acute Leukemias	• Alzheimer's Disease (memory enhancement)
• Chronic Leukemias	• Diabetes
• Myelodysplastic Syndromes	• Heart Disease
• Stem Cell Disorders	• Liver Disease
• Myeloproliferative Disorders	• Muscular Dystrophy
• Lymphoproliferative Disorders	• Parkinson's Disease
• Liposomal Storage Diseases	• Spinal Cord Injury Stroke
• Histiocytic Disorders
• Inherited Erythrocyte Abnormalities
• Congenital (Inherited) Immune System Disorders

Slide 10

Successful Examples

Example #1

"It's amazing to think that when a baby is born…a new life comes into the world along with a chance to save other lives"

Theresa Larue – mother of Blayke and Garret Larue, which were both saved from a rare immune system disease because of cord blood stem cell transplants. Source: Current Science, September 14, 2001).

Example #2

A patient, unable to walk for 19 years due to a spinal cord injury, started to walk just weeks after isolated stem cells from umbilical cord blood were injected into her spinal cord

Example #3

"I love stem cells. I mean, they saved my life, if it weren't for them…I probably wouldn't be here today"

Keone Penn - suffers from a case of sickle cell, diagnosed when he was 6 months old.

Slide 11

Umbilical Cord Blood Industry

▪

First sample was collected and cryogenically frozen in 1988

▪

In 2004, 125,000 samples were privately banked (79% growth over 2003)

▪

Market expected to reach 225,000 stem cells collected in 2005.

▪

23 private companies and 3 publicly traded companies currently compete

▪

California passed Prop 71, providing $300M for stem cell research leading to new treatments for life-threatening diseases

The market is expected to exceed $1 billion by 2010

Sources: UBCEA, Pharmastem, Inc., Dr. Fran Verter, Parentsguidecordblood.com, Cord Blood America analysis

Slide 12

Organic Growth Proposition

Total Market (annual births)	4,000,000	4,000,000	4,000,000	4,000,000

Market awareness (2004 was 3.1%)	3.5%	5.0%	5.6%	7.5%

Participating in cord blood storage	140,000	200,000	225,000 *	300,000

CBAI - Customer Capture	840	2,000	2,250	4,500
% market share	0.6%	1.0%	1.0%	1.5%

CBAI - Initial payment per customer	$1,695	$1,695	$1,695	$1,695
Total Initital Cord Storage Fee	$1,423,800	$3,390,000	$3,813,750	$7,627,500

Annual Renewal Fee	$100	$100	$100	$100
Total annual renewal	$84,000	$200,000	$225,000	$450,000

Total Revenue	$1,507,800	$3,590,000	$4,038,750	$8,077,500

Slide 13

Market Overview

▪

Significant Growth Potential – The 2004 private cord blood preservation market is estimated at $125 million in the US, penetrating 3.1% of the 4 million births (up from 1.9% in 2003).

-

CBAI expects the market to grow to $1 billion per year as market awareness increases.

▪

Market Awareness - Only 5% of all pregnant women reported ANY knowledge of umbilical cord blood stem cells.

-

70% of women educated on options will choose to privately bank or publicly donate their samples.

▪

Price Inelasticity – Due to emotional nature of purchase, families are generally not sensitive to changes in price of storing cord blood.

-

Market exhibits less than 1% attrition and default rates.

▪

Consumer Market – Most competitors suffer from their legacy in medicine and science.  However, CBAI excels in consumer marketing due to management’s background and experience.

Slide 14

Competitive Landscape

	Cord Blood	Cord Blood Registry	Viacord	Cry-O-Cell

24/7 Service	Yes	Yes	Yes	Yes
Storage Method	Cryo-Bag	Cryo-Bag	Cryo-Bag	Cryo-Bag
PharmaStem Licensed	Yes	No	No	No
Number of Transplants	34	37	16	6
Payment Plans Offered	Yes	Yes	Yes	Yes
Enrollment & Collection Costs	$1,695	$1,700	$1,650	$1,110
Shipping	included	$150	$150	$135
First Year of Storage	included	$125	$125	$115
Subsequent Storage	$95/yr	$125/yr	$125/yr	$115/yr
Late Enrollment Penalty	none	none	none	$50
Early Enrollment Discount	$100	none	none	none
First Year of Cost	$1,695	$1,975	1,925	$1,360

Slide 15

Growth Strategy

▪

Business-to-Consumer: Cost-per-acquisition and cost per lead models have been developed, with finely tuned algorithms for each advertising medium into which we have ventured. We have a fixed cost-per-acquisition threshold for each advertising medium.

▪

Business-to-Business: Franchise model with offices in Raleigh, NC and Miami, FL, launched 8/1/04.  Additional franchises to be added in 2005. Targeting sales through OB/Gyn offices.

▪

Business-to-Business: IVF model launched 1/1/2005, targeting sales through IVF Clinics.

▪

Mergers and Acquisition strategy launched 8/1/04, with planned targets for roll-up at various stages in the life cycle as of 1/01/05.

Slide 16

Marketing Programs

▪

Cord Partners’ Private Banking: Direct-to Consumer sales of private umbilical cord blood stem cell storage.

▪

Cord Partners’ Donor Program: Business-to-Business sales of umbilical cord blood stem cells for R&D.

▪

Cord Blood America Professional Services “CBAPS” Franchise Program: Franchisees sell directly to Ob/Gyn’s our umbilical cord blood storage services.

▪

A presence in OB offices and hospitals is considered necessary to capture market share

▪

CBAPS In Vitro Fertilization “IVF” Program: National Sales force sells directly to IVF organizations our umbilical cord blood storage services.

▪

Family Marketing: Marketing family based products and services to expectant and newborn families.

Slide 17

Historical Financials

	FY03	1Q04	2Q04	3Q04	4Q04	FY04	1Q05

Revenues*	$281,175	$101,993	$148,264	$228,664	$272,929	$751,850	$819,814
Costs of Revenues	198,770	72,788	118,887	158,011	247,662	597,348	605,864

Gross Profit	82,405	29,205	29,377	70,653	25,267	154,502	213,950

SG&A Expense	128,243	201,148	307,383	533,528	818,885	1,860,944	1,197,286

Income (Loss) from Operations	(45,838)	(171,943)	(278,006)	(462,875)	(793,618)	(1,706,442)	(983,336)

Other Expenses	-	-	-	-	56,513	56,513	46,606

Net Profit (Loss)	$(45,838)	$(171,943)	$(278,006)	$(462,875)	$(850,131)	$(1,762,955)	$(1,029,942)

New customers	265	82	144	153	239	618	226
Cummulative customers	265	347	226	297	392	883	1,109

Industry - privately banked	70,000					125,000
growth	16%					79%
CBAI % of market	0.4%					0.5%

* Consists of consolidated financials for Cord Partners, the cord blood storage subsidiary, and Rainmakers International, the family advertising subsidiary

Slide 18

Projected Financials

	2Q05	3Q05	4Q05	FY05	FY06

Revenues	$677,000	$975,000	$1,253,000	$3,787,000	$9,824,000
Costs of Revenues		699,000	879,000	2,672,000	6,692,000
Gross Profit		276,000	374,000	1,115,000	3,132,000
SG&A Expense		554,000	560,000	2,363,000	2,496,000
Income (Loss) from Operations		(278,000)	(186,000)	(1,248,000)	636,000
Other Expenses		300,000	300,000	1,467,000	800,000
Net Profit (Loss)		$(578,000)	$(486,000)	$(2,715,000)	$(164,000)

Key Drivers:

•

Strong organic growth driven by increased market awareness and market share gains

•

Opportunistic acquisitions

•

Shift in the customer acquisition mix away from direct to consumer

Slide 19

Comparable Analysis

		Price	Market	TTM05		Projected FY05		Projected FY06
	Symbol	7/19/05	Cap	Revenue	P/Sales	Revenue	P/Sales	Revenue	P/Sales

Viacell, Inc.	VIAC	$9.25	$349	$39	8.9x	$47	7.5x	$54	6.5x
Cryo Cell International, Inc.*	CCEL	$3.13	$36	$13	2.8x	$17	2.1x	$24	1.5x

Mean							4.8x		4.0x
Median							4.8x		4.0x

Cord Blood America	CBAI	$0.48	$18	$1	12.7x	$4	4.7x	$10	1.8x

* projections provided by Stonegate

Slide 20

Summary

▪

Large and Growing Market

-

Penetrating 3.5% of the approximately 4 million annual births in 2004, up from roughly 1.9% in 2003.

-

CBAI expects the market size to grow to in excess of $1 billion per year.

▪

Low Price Inelasticity

▪

Rapid Growth Characteristics

▪

Pure Play

▪

Marketing Leader

▪

Aggressive Growth Strategy